UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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THOMAS GROUP, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THOMAS GROUP, INC.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039-3714

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 24, 2009

To our Stockholders:

        The 2009 Annual Meeting of Stockholders of Thomas Group, Inc. will be held on Wednesday, June 24, 2009 at 10:00 a.m., Central Daylight Time, at our corporate offices located at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039, for the following purposes:

          (1)   to elect five persons to serve as directors until the 2010 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

          (2)   to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

          (3)   to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Our Board of Directors has set May 1, 2009 as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date are entitled to receive notice of and to vote on matters coming before the Annual Meeting and any adjournment or postponement of that meeting.

        This year we are pleased to be complying with new rules that allow us to furnish proxy materials to our stockholders primarily over the Internet. For the first time, we also are providing an option for you to vote your shares over the Internet or via a toll-free telephone number. We believe that this process will expedite our stockholders' receipt of proxy materials, lower the costs of our Annual Meeting, help to conserve natural resources, and provide voting convenience for our stockholders. On or about May 8, 2009, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials. That Notice of Internet Availability contains instructions on how you can access our 2009 Proxy Statement and Annual Report on Form 10-K and how you can vote your shares over the Internet or via the toll-free telephone number.

        The Notice of Internet Availability also provides information on how to request a paper copy of the proxy materials, including a paper proxy card, if you so choose. If you prefer not to vote over the Internet or via telephone and you request a paper copy, you may vote in the traditional manner by signing, dating and mailing the proxy card in the envelope that will be provided upon your request.

        Stockholders are cordially invited to attend the Annual Meeting in person; however, regardless of whether you plan to attend the meeting in person, your vote is important and we encourage you to cast your vote as promptly as possible. Your prompt response is necessary to ensure that your shares are represented at the meeting.

                      By Order of the Board of Directors,

                      EARLE STEINBERG
                       President and Chief Executive Officer

Irving, Texas
April 29, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2009:

Our Proxy Statement and Annual Report on Form 10-K are available free of charge at www.edocumentview.com/TGIS.

THOMAS GROUP, INC.
5221 N. O'Connor Boulevard
Suite 500
Irving, Texas 75039-3714

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 24, 2009

GENERAL INFORMATION ABOUT THE MEETING

Solicitation of Proxies

        Thomas Group, Inc. is furnishing you this proxy statement on behalf of its Board of Directors to solicit proxies in connection with the Annual Meeting of Stockholders to be held on June 24, 2009 at 10:00 a.m., Central Daylight Time, at our corporate offices located at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039.

Internet Availability of Proxy Materials

        This year we are making this proxy statement and our annual report on Form 10-K available to our stockholders primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. We believe that this process should expedite our stockholders' receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources.

        This proxy statement and our annual report on Form 10-K are available free of charge for viewing or printing at www.edocumentview.com/TGIS.

        On or about May 8, 2009, we are mailing to each stockholder a Notice of Internet Availability of Proxy Materials. That Notice of Internet Availability contains instructions on how you can access and review the proxy materials on the Internet. This year you have the option to vote your shares over the Internet or via a toll-free telephone number. The Notice of Internet Availability contains instructions on how you can vote your shares in either of these manners. Voting authorizations submitted over the Internet or by telephone must be received by 11:59 p.m., Eastern Daylight Time, on June 23, 2009.

        If you receive a Notice of Internet Availability by mail, you will not receive a paper copy of the proxy materials unless you request one. The Notice of Internet Availability contains instructions on how you can request and receive a paper copy of those documents, including a paper proxy card, free of charge. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability.

        If you prefer not to vote over the Internet or via telephone and you request a paper copy of the proxy materials and proxy card, you may vote in the traditional manner by signing, dating and mailing the proxy card in the envelope that will be provided upon your request.

        If your shares are held in "street name" by a bank or brokerage firm, your bank or brokerage firm may provide you with a Notice of Internet Availability. Follow the instructions on that Notice of Internet Availability to access our proxy materials and vote online or to request a paper copy of our proxy materials. If you received these materials in paper form, the materials include a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your shares.

Matters to be Acted Upon at the Meeting

        As stated in the notice to which this proxy statement is attached, the following matters are to be acted upon at the Annual Meeting:

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  the election to the Board of Directors of five persons to serve as directors until our 2010 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

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  the ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

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  the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Management does not intend to present any business at the Annual Meeting for a vote, other than the matters in the notice, and has no information that others will do so. If other matters requiring a vote of the stockholders are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them according to their judgment on those matters.

Record Date and Shares Outstanding

        Our Board of Directors has established May 1, 2009 as the record date. All holders of record of shares of our common stock, par value $.01 per share, at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on April 15, 2009, we had outstanding 10,683,233 shares of common stock. Each share of common stock is entitled to one vote.

Quorum and Voting

        The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote as of the record date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, stockholders entitled to vote and present either in person or represented by proxy at the Annual Meeting have the power to adjourn the meeting from time to time without notice until a quorum is present or represented. In that case, the persons named in the accompanying form of proxy intend to vote the shares represented by the proxies held by them for an adjournment. If your shares of common stock are withheld in the election of the nominees for director, however, the proxy holders will not use their discretion to vote your shares in favor of any adjournment or postponement of the Annual Meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

        A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum is present, is required for the election of directors.

        With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld and abstentions will be excluded entirely from the vote and will have no effect on the outcome of the matters to be acted upon at the meeting. Brokers who hold shares in street name for customers and do not receive voting instructions from such customers are entitled to vote on the matters to be acted upon at the meeting. Under applicable Delaware law, a broker non-vote resulting from the failure to deliver voting instructions to a broker will have no effect on the matters to be acted upon at the meeting.

Voting by Proxy

        The shares of common stock represented by each valid proxy will be voted in accordance with the instructions given on the proxy. If a valid proxy is received but no instructions are indicated, the proxy will be voted as follows:

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  FOR the five nominees to our Board of Directors named in this proxy statement;

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  FOR the ratification of the appointment of Hein & Associates LLP as our independent registered public accountants for the fiscal year ending December 31, 2009; and

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  at the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

        Any stockholder has the unconditional right to revoke his or her proxy at any time before it is voted. Any proxy given may be revoked by (1) providing a written notice of revocation duly signed and delivered to our Secretary prior to the voting of the proxy, (2) executing a later-dated proxy, or (3) voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a later-dated proxy will not constitute revocation of a proxy).

Expenses of Proxy Solicitation

        We will pay the expenses of this proxy solicitation. In addition to the solicitation by mail, some of our officers and regular employees may solicit proxies personally or by telephone, if deemed necessary. We will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares, which are held of record by the brokers and fiduciaries, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. We may elect to hire a proxy solicitor to solicit proxies for the Annual Meeting. We estimate the fees and expenses of a proxy solicitor, if any is retained, to be approximately $5,000.

PROPOSAL NUMBER 1—ELECTION OF DIRECTORS

        Our Bylaws provide that the number of directors that shall constitute the entire Board of Directors shall not be less than one and shall be fixed from time to time exclusively by the Board of Directors. The Board of Directors has set the number of directors at five. The five nominees for director listed below will stand for election at the 2009 Annual Meeting of Stockholders for a one year term to hold office until their respective successors are duly elected and qualified or until their earlier resignation or removal. Four of the nominees for director, Gen. John T. Chain, Jr. and Messrs. Edward P. Evans, Dorsey R. Gardner and David B. Mathis, are "independent" in accordance with the rules of the NASDAQ Stock Market.

        The following table sets forth certain information as to the nominees for directors. Additional biographical information with respect to each of these nominees is set forth below beginning on page 9 under the heading "Executive Officers and Directors."

Name	Age	Positions and Offices	Director Since
Michael E. McGrath	59	Executive Chairman	2008
John T. Chain, Jr.	74	Director	1995
Edward P. Evans	67	Director	2005
Dorsey R. Gardner	66	Director	2005
David B. Mathis	71	Director	1998

        While it is not anticipated that any of the nominees will be unable to serve, if any nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

        The Board of Directors unanimously recommends that you vote FOR election of each of the five nominees. Proxies properly executed, dated and returned will be so voted unless contrary instructions are indicated on the proxy card.

 CORPORATE GOVERNANCE

Corporate Governance Materials

        We are committed to good corporate governance and to effective communication with our stockholders. The roles, duties and responsibilities of each committee of our Board of Directors are summarized below. To ensure that our stockholders have access to our governing documents, we provide copies of our Certificate of Incorporation, Bylaws, Code of Business Conduct and Ethics and the charters of our Compensation and Corporate Governance Committee and our Audit Committee to any stockholder who requests them by writing to our Investor Relations Department at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714. Please see the Corporate Governance section of the Investor Relations page of our website at www.thomasgroup.com for future updates to these documents. Information contained on our website is not incorporated into this proxy statement and does not constitute a part of this proxy statement.

Board of Directors; Director Independence

        Our Board of Directors currently consists of five members, each of whom will stand for reelection at our 2009 Annual Meeting of Stockholders. Our Board of Directors has determined that four of our five directors, John T. Chain, Jr., Edward P. Evans, Dorsey R. Gardner and David B. Mathis, are independent in accordance with the rules of the NASDAQ Stock Market.

 Board Meetings; Annual Meeting Attendance

        During 2008, our Board of Directors met six times and acted a number of times by unanimous written consent. Other than Mr. Mathis, who attended 67% of these Board of Directors meetings, each director attended at least 75% of these Board of Directors meetings and at least 75% of the meetings of each committee on which he served. Members of our Board of Directors are encouraged to attend our Annual Meeting. Last year all members of the Board of Directors attended our Annual Meeting.

Board Committees

        Our Bylaws authorize the Board of Directors to appoint such committees as it deems advisable, with each committee having the authority to perform duties determined by the Board of Directors.

        Our Board of Directors currently has two standing committees, to which it has delegated certain duties and responsibilities. The two standing committees are the Audit Committee and the Compensation and Corporate Governance Committee.

  Audit Committee

        General Chain and Messrs. Evans, Gardner and Mathis are the current members of the Audit Committee of our Board of Directors. Mr. Mathis became a member of the Audit Committee in 1998. Mr. Evans and Mr. Gardner became members of the Audit Committee in 2005. General Chain became a member of the Audit Committee in 2008. Mr. Gardner serves as Chairman of the Audit Committee. The Audit Committee met five times during 2008.

        The Audit Committee monitors and makes recommendations to our Board of Directors on matters pertaining to our financial management. Among others, the Audit Committee has the following duties and responsibilities:

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  monitoring the adequacy and effectiveness of the internal and external audit functions, control systems, financial accounting and reporting;

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  appointing and monitoring the performance of our independent auditors;

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  reviewing and pre-approving audit and non-audit services provided by our independent auditors;

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  investigating any matters brought to its attention within the scope of its duties; and

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  overseeing adherence to applicable legal, ethical and regulatory requirements.

        For more information about our Audit Committee, see the "Report of the Audit Committee of the Board of Directors" below in this proxy statement. The Audit Committee operates pursuant to a charter that was amended and restated by our Board of Directors in February 2009. This charter is available in the Corporate Governance section of the Investor Relations page of our website at www.thomasgroup.com.

        Our Board of Directors has determined that each member of the Audit Committee who served during 2008 is "independent" as defined under NASDAQ Marketplace Rule 5605(a)(2), meets the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as well as the requirements of NASDAQ Marketplace Rule 5605(c)(2), including a determination that each member is financially literate. Our Board of Directors has determined that Mr. Gardner qualifies as a "financial expert" as defined by the rules of the Securities and Exchange Commission.

  Compensation and Corporate Governance Committee

        General Chain and Messrs. Evans, Gardner and Mathis are the current members of the Compensation and Corporate Governance Committee of our Board of Directors. Mr. Mathis became a member of the Compensation and Corporate Governance Committee in 1998. Mr. Evans and Mr. Gardner became members of the Compensation and Corporate Governance Committee in 2005. General Chain became a member of the Compensation and Corporate Governance Committee in 2008. Mr. Evans serves as Chairman of the Compensation and Corporate Governance Committee. The Compensation and Corporate Governance Committee met four times during 2008.

        The Compensation and Corporate Governance Committee functions as both our compensation committee and our nominating committee and has, among others, the following duties and responsibilities:

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  reviewing and evaluating candidates for election to our Board of Directors;

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  recommending to our Board of Directors all committee assignments;

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  establishing an executive compensation policy, including the determination of annual and long-term compensation of our executive officers and certain other non-officer employees;

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  granting awards pursuant to our equity incentive plans; and

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  reviewing the compensation of directors and members of committees of our Board of Directors.

        The Compensation and Corporate Governance Committee operates pursuant to a charter that was amended and restated by our Board of Directors in April 2009. This charter is available in the Corporate Governance section of the Investor Relations page of our website at www.thomasgroup.com.

        Our Board of Directors has determined that all of the members of the Compensation and Corporate Governance Committee who served during 2008 are "independent" as defined under NASDAQ Marketplace Rule 5605(a)(2). Our Board of Directors also has determined that each of Messrs. Evans, Gardner and Mathis is an "outside director," as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

Stockholder Nominations for Directors

        Our Bylaws provide that a stockholder may nominate a person for election as a director at an annual meeting of stockholders if written notice of the stockholder's intent to make the nomination has been given to our Secretary not less than 30 days but not more than 60 days prior to the stockholder meeting, or, if later, the tenth day following the first public announcement of the date of the annual meeting of stockholders.

        This Bylaw provision also requires that any such notice set forth, among other things, the name and address of the stockholder giving the notice, as it appears on our books and records, and the class and number of shares of our capital stock owned by such stockholder. The notice must also contain such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Compensation and Corporate Governance Committee of the Board of Directors. Such notice must also be accompanied by the written consent of the proposed nominee to the naming of that person in the proxy statement for such year's annual meeting as a nominee and to serve as a director if elected. If the chairman of the annual meeting of stockholders determines that a nomination has not been made in accordance with these procedures, the chairman will so declare to the annual meeting of stockholders and the defective nomination will be disregarded. With the exception of the nominations by General Chain and Mr. Evans as described in this section below, no stockholder has nominated a candidate for election to the Board of Directors at the annual meeting.

        If a stockholder meets the requirements and follows the procedures of the Bylaws to propose a nominee, the Compensation and Corporate Governance Committee will determine whether such proposed nominee holds qualifications necessary to serve as a member of the Board of Directors. If the

Compensation and Corporate Governance Committee determines that such nominee is qualified, it will personally interview that nominee, and if appropriate, arrange to have members of management interview such nominee. Preferred candidates must display the highest personal and professional character and integrity and have outstanding records of accomplishment in diverse fields of endeavor. Candidates should have demonstrated exceptional ability and judgment and have substantial expertise in their particular fields. Candidates with experience relevant to our business would be preferred. The Board of Directors, upon evaluation and review of the candidates recommended by the Compensation and Corporate Governance Committee, will determine whom to recommend to the stockholders for election at an annual meeting of stockholders. The Board of Directors uses the same criteria for evaluating nominees recommended by stockholders as for those referred by management or any other director. We do not pay and do not anticipate paying any fees to third parties for identifying or evaluating candidates for director.

        Pursuant to an Amended and Restated Note and Warrant Purchase Agreement dated October 17, 2002, as amended effective December 4, 2006 and February 19, 2008, we and our two largest stockholders, Mr. Edward P. Evans and Gen. John T. Chain, Jr., agreed to set the size of our Board of Directors at five members. The size of our Board of Directors may not be changed until the earlier of (i) the first date on which each of Gen. Chain and Mr. Evans beneficially own less than 10% of our outstanding common stock or (ii) the 2009 annual meeting of stockholders.

        Pursuant to the same agreement, Gen. Chain has the right to designate nominees to fill three of the five director positions on our Board of Directors until the earlier of (i) the first date on which Gen. Chain is no longer the beneficial owner of at least 10% of our outstanding common stock or (ii) the 2009 annual meeting of stockholders. General Chain has agreed that one of his designees will always be our then-current Executive Chairman and one of his designated nominees will always be himself. If the position of Executive Chairman is vacant, Gen. Chain's designee will be our then-current President and Chief Executive Officer. Pursuant to the same agreement, Mr. Evans has the right to designate nominees to fill two of the five director positions on our Board of Directors until the earlier of (i) the first date on which Mr. Evans is no longer the beneficial owner of at least 10% of our outstanding common stock or (ii) the 2009 annual meeting of stockholders. Mr. Evans has agreed that one of his designated nominees will always be himself.

        These nomination rights will be applied consistent with, and will be subject to, the NASDAQ, Securities and Exchange Commission and committee charter requirements for director independence, director financial and accounting experience and director nomination process. The rights granted to Gen. Chain and Mr. Evans are personal and may not be transferred or assigned to any third party and such rights would automatically expire as to each such stockholder upon his respective death or legal disability.

        Pursuant to these rights, Gen. Chain has nominated himself, Mr. David B. Mathis and our Executive Chairman, Mr. Michael E. McGrath, and Mr. Evans has nominated himself and Mr. Dorsey R. Gardner.

 Stockholder Communications with Directors

        Stockholders may communicate with any and all members of the Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board of Directors) at the following address and fax number:

Name of Director(s)
c/o Secretary
Thomas Group, Inc.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039-3714
Fax: (972) 443-1742

        The Secretary will forward all communications to the Board of Directors or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Secretary may, in his or her discretion, forward only representative correspondence.

Code of Ethics

        We have adopted a "code of ethics," as defined in Item 406(b) of Regulation S-K. Our code of ethics, known as our Code of Business Conduct and Ethics, applies to all our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, and also applies to all members of our Board of Directors. We have posted our Code of Business Conduct and Ethics in the Corporate Governance section of the Investor Relations page of our website at www.thomasgroup.com. In addition, we intend to satisfy the disclosure requirements of Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller and relates to any element of the definition of code of ethics set forth in Item 406(b) of Regulation S-K by posting such information on our website, www.thomasgroup.com.

 Compensation Committee Interlocks and Insider Participation

        No member of the Compensation and Corporate Governance Committee is or has been an officer or employee of us or any of our subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. None of our executive officers served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on our Compensation and Corporate Governance Committee. None of our executive officers served as a director of another corporation, one of whose executive officers served on our Compensation and Corporate Governance Committee. None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as one of our directors.

 EXECUTIVE OFFICERS AND DIRECTORS

        The following biographical information is furnished with respect to each of our executive officers, directors and nominees for election as directors at the 2009 Annual Meeting of Stockholders. The information includes present position with the company, period served as director or officer, and other business experience.

        Earle Steinberg, 65, has served as our President and Chief Executive Officer since March 2008. Mr. Steinberg was a partner in the consulting firm AT Kearney from August 1995 to January 2005, where he led the Americas Operations Practice. He also has been a partner in the consulting firms Touche Ross, Coopers and Lybrand and Booz Allen. From January 2005 through March 2007, Mr. Steinberg served as President of EDS MRO Services, a subsidiary of EDS specializing in procurement outsourcing, and then as President of SDE MRO Express, its successor, from March 2007 to February 2008.

        Michael E. McGrath, 59, has served as a member of our Board of Directors and as Executive Chairman since February 2008. Mr. McGrath has served as a member of the board of directors of i2 Technologies, Inc., a publicly traded supply chain software company, since August 2004 and as its chief executive officer and president from February 2005 through July 2007. In 1976, Mr. McGrath co-founded Pittiglio Rabin Todd & McGrath (PRTM), a leading management consulting firm to technology-based companies. He spent 28 years leading PRTM, retiring in July 2004. In addition to the i2 Technologies board of directors, Mr. McGrath currently serves as the Chairman of the board of directors of Entrust, Inc. (ENTU), is chairman of the board of York Hospital, vice-chairman of St. Michaels College, and serves on the boards of directors of Sensable Technologies, Berwick Academy, and Aidmatrix Foundation. Prior to co-founding PRTM, Mr. McGrath worked for PricewaterhouseCoopers, Texas Instruments and McCormack & Dodge.

        General (Retired) John T. Chain, Jr., 74, has served as a member of our Board of Directors since May 1995. He previously served as the Chairman of our Board of Directors from May 1998 until February 2008. He served as an Executive Vice President of Burlington Northern Santa Fe Corporation from 1991 to 1995 and as Special Assistant to the Chairman of Burlington Northern from November 1995 to March 1996. He served as the President of Quarterdeck Equity Partners, Inc., an investor in the aerospace industry, from June 1996 to June 2001. General Chain has served as a member of the boards of directors of ConAgra Foods, Inc., Northrop Grumman Corporation, Reynolds American Corporation, RJR Nabisco, Inc., Nabisco Group Holdings Corp. and Kemper Insurance. From 1986 to 1991, he served as a General (Commander-in-Chief, the Strategic Air Command) in the United States Air Force.

        Edward P. Evans, 67, has served as a member of our Board of Directors since February 2005. Since 2004, Mr. Evans has been primarily engaged in personal business interests and investments. Mr. Evans serves as a member of the board of directors of HBD Industries, Inc., a manufacturer and supplier of a diverse line of general-purpose and application-engineered industrial products. In addition, Mr. Evans has been Chairman and CEO of MacMillian, Inc., Missouri Portland Cement Company, Fansteel, Inc. and H.K. Porter, Inc.

        Dorsey R. Gardner, 66, has served as a member of our Board of Directors since June 2005. Mr. Gardner has served as President of Kelso Management Company, Inc., an investment management company, since July 1980. Mr. Gardner was also a General Partner at Hollybank Investments, LP, Thistle Investments, LP and Gattonside Investments, LLC (each a private investment fund) from 1994, 1999 and 2000, respectively, until 2002. Prior to 1994, Mr. Gardner spent 15 years at Fidelity Management & Research, including as a Vice-President from 1972 to 1980. Mr. Gardner serves as a member of the board of directors of Otologics, LLC and Crane Company.

        David B. Mathis, 71, has served as a member of our Board of Directors since June 1998. Mr. Mathis has served as Chairman of the Board and Chief Executive Officer of Kemper Insurance Companies, which has operations in commercial and personal insurance, risk management, and reinsurance, from 1990 to 2003, and remains as Chairman. Mr. Mathis has had a long career with Kemper since 1960 that has included executive assignments with both Kemper Insurance Companies and as Chief Executive Officer and Chairman of Kemper Corporation, its former publicly-owned affiliate. Mr. Mathis also serves on the board of directors of The Mosaic Company, and is also Chairman of the James S. Kemper Foundation.

        Frank W. Tilley, 63, has served as our Interim Chief Financial Officer and Vice President since April 2008. In addition to this role at Thomas Group, Mr. Tilley is a member of the executive services firm Tatum LLC, a national firm which provides financial and technology executives for other organizations on a permanent, interim or part-time basis. Mr. Tilley has been with Tatum for more than five years and, while there, has completed a number of consulting assignments as well as served as interim chief financial officer for ATI Acquisition Company and its subsidiaries, an Arlington, Texas based education company, and as interim chief financial officer of Carreker Corporation, an enterprise software and consulting firm in Dallas, Texas. Prior to joining Tatum, Mr. Tilley served as Director of Finance (principal financial officer) of DiCon Fiberoptics, Inc., a Richmond, California based major manufacturer of passive fiberoptic components for the telecommunications industry. Prior to his work at DiCon, Mr. Tilley served as Chief Financial Officer and Executive Vice President of Sentry Group Services, Inc., a Fort Worth, Texas based funeral home and cemetery company. Previously he served as an independent consultant and held several positions with JPMorganChase Bank and predecessors in Dallas, Texas.

        Robin Stacey, 58, has served as our Vice President—Human Resources since June 2008. Ms. Stacey previously served as Principal of HR Alternatives, a human resources consulting firm, from October 2007 through June 2008. She served as Vice President—Human Resources of i2 Technologies, a supply chain software company, from January 2006 to October 2007, and as Senior Director—Human Resources of Inovis Corporation, a provider of on-demand Business Community Management (BCM) solutions that empower companies to transact, collaborate and optimize communications with every facet of their business communities, from 2001 to December 2004.

        Gary Orosy, 55, has served as our Vice President—Business Development since June 2008. From September 2006 to April 2008 Mr. Orosy served as Vice President of Business Development for M-Factor, a consulting firm specializing in marketing effectiveness. From January 2005 to August 2005 he served as Senior Vice President of Technology Solutions Company, a software and services company focused on the healthcare provider market.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock, par value $0.01 per share, as of April 15, 2009, by:

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  each of our directors;

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  each executive officer named in the Summary Compensation Table on page 9;

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  all of our executive officers and directors as a group; and

  •
  all persons who are known by us to be beneficial owners of 5% or more of our outstanding common stock.

Name and Address of Beneficial Owner	Shares Owned(1)		Percent of Class
John T. Chain, Jr.**	3,242,931		30.4%
Edward P. Evans**	3,903,307	(2)	36.5%
Dorsey R. Gardner**	370,320		3.5%
David B. Mathis**	16,879		*
Michael E. McGrath**	100,000	(3)	*
Earle Steinberg**	50,000	(4)	*
James T. Taylor, 5230 Westgrove Dr, Dallas, TX 75248	319,509	(5)	3.0%
All Directors and Executive Officers as a Group (7 persons)	8,002,946		74.9%
Additional 5% Beneficial Owners
Goldman Capital Management, Inc., 320 Park Avenue, New York, NY 10022	595,295	(6)	5.6%

*
Indicates less than one percent (1%)

**
c/o Thomas Group, Inc., 5221 N. O'Connor Blvd, Suite 500, Irving, TX 75039

(1)
Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Beneficial ownership as reported in the above table has been determined according to Rule 13d-3 of the Securities Exchange Act of 1934, as amended. The percentages shown are calculated based on 10,683,233 shares of common stock outstanding on April 15, 2009. Except as otherwise noted, the numbers and percentages shown include the shares actually owned as of April 15, 2009, and the shares that the identified person or group has the right to acquire within 60 days after that date. In calculating the percentage ownership, all shares that the identified person or group has the right to acquire within 60 days after April 15, 2009 upon exercise of options are deemed to be outstanding for the purpose of computing the percentage of shares owned by that person or group, but are not deemed to be outstanding for the purpose of computing the percentage of shares owned by any other person or group.

(2)
Consists of 3,107,789 shares held directly by Mr. Evans; 427,268 shares held by the Edward P. Evans Foundation; 128,250 shares held by Fiduciary Trust Co. International, custodian for the Edward P. Evans IRA; and 240,000 shares held by Mr. Evans, custodian for Merrick Gillies UGMA MA. Power to vote or dispose of shares held by the Edward P. Evans Foundation, Fiduciary Trust Co. International, custodian for the Edward P. Evans IRA, and Mr. Evans, custodian for Merrick Gillies UGMA MA, is held by Mr. Evans.

(3)
Excludes 350,000 shares granted under the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc., none of which will vest within 60 days of April 15, 2009.

(4)
Excludes 380,000 shares granted under the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc., none of which will vest within 60 days of April 15, 2009.

(5)
Mr. Taylor's employment with Thomas Group, Inc. ended effective April 18, 2008.

(6)
Based on information included in the Schedule 13G filed by Goldman Capital Management, Inc. with the Securities and Exchange Commission on January 7, 2009.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires certain officers and directors and any persons who own more than 10% of our common stock outstanding to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the Securities and Exchange Commission. Based on our review of such forms furnished to us and written representations from reporting persons, except as set forth below, we believe that during 2008 all of such reporting persons complied with the Section 16(a) filing requirements applicable to them. Forms 3 were filed late for each of Messrs. Michael E. McGrath, Earle Steinberg, Frank W. Tilley and Gary Orosy and Ms. Robin Stacey. A Form 4 was filed late for Mr. Earle Steinberg to report one transaction related to the granting of restricted stock. A Form 5 was filed late for Mr. James T. Taylor related to the vesting of restricted stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth compensation information for the fiscal years 2007 and 2008 for (i) the two persons who served as our Chief Executive Officer during 2008 and (ii) the two other persons who were serving as our most highly compensated executive officers at the end of the 2008 fiscal year.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(1) (e)	Option Awards ($)(1) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($)(2) (i)	Total ($) (j)
Michael E. McGrath	2008	287,692	69,283	707,929	—	—	—	—	1,064,904
Executive Chairman of the	2007	—	—	—	—	—	—	—	—
Board
James T. Taylor(3)	2008	151,922	350,000	—	—	—	—	45,717	547,639
former Chief Executive Officer,	2007	500,000	—	828,700	—	100,000	—	29,458	1,458,158
President and Director
Earle Steinberg	2008	416,821	113,595	373,541	—	—	—	9,761	913,718
President and Chief Executive	2007	—	—	—	—	—	—	—	—
Officer
Frank W. Tilley(4)	2008	203,916	—	—	—	—	—	4,126	208,042
Interim Chief Financial Officer,	2007	—	—	—	—	—	—	—	—
Vice President

(1)
The amounts in columns (e) and (f) reflect the expense of equity-based awards recognized in our 2008 financial statement reporting of awards pursuant to equity compensation plans, in accordance with SFAS No. 123(R), and may include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of these amounts are discussed in Note 1(r) and Note 13 to our audited financial statements for the fiscal year ended December 31, 2008, included in our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on March 30, 2009.

(2)
The 2008 amounts include an auto allowance of $3,273, 401(k) plan matching contributions of $4,117 and severance paid of $38,327 for Mr. Taylor. The 2007 amounts include an auto allowance of $10,800, 401(k) plan matching contributions of $10,250, and premiums paid for life insurance of $8,435 for Mr. Taylor.

The 2008 amounts for Mr. Steinberg represent an auto allowance of $9,671.

The 2008 amounts for Mr. Tilley represent a medical allowance of $2,076 and 401(k) plan matching contributions of $2,050.

(3)
Mr. Taylor's employment with us ended effective April 18, 2008.

(4)
Mr. Tilley joined Thomas Group on April 25, 2008. He is a member of Tatum LLC, an executive services firm which provides full-time, part-time, and interim executives for organizations. In addition to Mr. Tilley's compensation as shown above, Tatum LLC received an additional fee of $87,341 for Mr. Tilley's services to Thomas Group in 2008. His ownership interest in Tatum LLC is less than 0.082%. In connection with the hiring of Mr. Tilley, we have entered into an executive services agreement with Tatum LLC. The executive services agreement, and Mr. Tilley's employment by the Company, may be terminated by the Company with 30 days prior notice.

Outstanding Equity Awards at Fiscal Year-End 2008

        The following table sets forth certain information with respect to equity awards outstanding at December 31, 2008:

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Michael E. McGrath, Executive Chairman of the Board	—	—	—	—	—	—	—	350,000	(1)	$178,500	(2)
James T. Taylor, former Chief Executive Officer, President and Director(3)	—	—	—	—	—	—	—	—		—
Earle Steinberg, President and Chief Executive Officer	—	—	—	—	—	—	—	430,000	(1)	$219,300	(2)
Frank W. Tilley, Interim Chief Financial Officer and Vice President	—	—	—	—	—	—	—	—		—

(1)
On March 1, 2008, in connection with his initial appointment as Executive Chairman, the Compensation and Corporate Governance Committee granted Michael E. McGrath a performance share award entitling Mr. McGrath to receive up to 350,000 shares of our common stock if certain conditions related to our profitability are satisfied. The performance share award was granted pursuant to the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc.

On March 10, 2008, in connection with his initial appointment as our President and Chief Executive Officer, the Compensation and Corporate Governance Committee granted Earle Steinberg an initial award of 50,000 restricted shares of our common stock and a performance share award entitling Mr. Steinberg to receive up to 380,000 shares of our common stock if certain conditions related to our profitability are satisfied. The initial restricted share award was granted pursuant to the 2005 Omnibus Stock and Incentive Plan for Thomas Group, Inc. The performance share award was granted pursuant to the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc. The 50,000 restricted shares granted to Mr. Steinberg vested on March 10, 2009, the one year anniversary of their grant.

(2)
The value of the unvested equity incentive plan awards was calculated at $0.51 per share, the closing price on December 31, 2008.

(3)
Mr. Taylor's employment with us ended effective April 18, 2008.

 DIRECTOR COMPENSATION

        Directors who also are employees are not paid any fees or other compensation for service as members of the Board of Directors or any of its committees. Mr. McGrath, our Executive Chairman of the Board, was the only director who was an employee of Thomas Group during 2008, and his compensation is included above in the Summary Compensation Table. During 2008, each of our non-employee directors received an annual cash retainer of $25,000. General Chain, the former non-executive Chairman of the Board of Directors, received an additional $3,000 in cash for his service as Chairman during January and February 2008. Payments are made to all non-employee directors quarterly.

Director Compensation Table

        The following table sets forth certain information with respect to our non-employee director compensation during the fiscal year ended December 31, 2008.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
John T. Chain, Jr.	$28,000	—	—	—	—	—	$28,000
Edward P. Evans	$25,000	—	—	—	—	—	$25,000
Dorsey R. Gardner	$25,000	—	—	—	—	—	$25,000
David B. Mathis	$25,000	—	—	—	—	—	$25,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Since the beginning of 2008, we have not been a participant in any transaction that involved more than $120,000 and in which any executive officer, director, nominee for director, 5% stockholder or any of their immediate family members had or will have a direct or indirect material interest. The preceding statement does not address compensation paid in connection with employment or service as a member of our Board of Directors.

        We believe that all transactions between us and our officers, directors, nominees, principal stockholders and other affiliates have been on terms no less favorable to us than could be obtained from unaffiliated third parties.

        While we have no formal written policy regarding review of related party transactions, the Audit Committee of our Board of Directors reviews all related party transactions for potential conflict of interest situations on an ongoing basis and approves any such transactions, including those types of transactions listed in Item 404 of Regulation S-K. Any such transaction may be approved alternatively by another independent body of the Board of Directors in accordance with NASDAQ Marketplace Rule 5630(a).

PROPOSAL NUMBER 2—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has appointed Hein & Associates LLP to audit our annual financial statements for the year ending December 31, 2009. Hein & Associates LLP audited our financial statements for 2008.

        Representatives of Hein & Associates LLP will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. These representatives also will be available to respond to appropriate questions.

        The proposal to ratify the appointment of Hein & Associates LLP will be approved if it receives the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal.

        The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of Hein & Associates LLP. Proxies properly executed, dated and returned will be so voted unless contrary instructions are indicated on the proxy card.

 PRINCIPAL ACCOUNTING FEES AND SERVICES

        All of the services rendered to us by Hein & Associates LLP during 2008 were pre-approved by the Audit Committee. Hein & Associates LLP has provided services to us in the following categories and amounts:

	2008	2007
Audit Fees(1)	$111,370	$129,322
Audit Related Fees(2)	18,130	16,300
Tax Fees(3)	—	—
All Other Fees(4)	13,902	16,265

Total Fees	$143,402	$161,887

(1)
Audit Fees—These are fees for professional services performed by Hein & Associates LLP for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2)
Audit Related Fees—These are fees for assurance and related services performed by Hein & Associates LLP that are reasonably related to the performance of the audit or review of our financial statements. This includes: employee benefit and compensation plan audits and attestations by Hein & Associates LLP that are not required by statute and consulting on financial accounting/reporting standards.

(3)
Tax Fees—These are fees for professional services performed by Hein & Associates LLP with respect to transferring tax information to PricewaterhouseCoopers LLP. There were no fees paid in 2008 and 2007.

(4)
All Other Fees—These are fees for other permissible work performed by Hein & Associates LLP that does not meet the above category descriptions. In 2008, these fees related to the Audit Committee & stockholders meetings and, in 2007, these fees related primarily to a review of our historical stock option granting practices.

 Pre-Approval Policy

        The Audit Committee's guidelines with respect to pre-approval of audit and non-audit services are summarized below.

  General

        The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the chairman of the Audit Committee. Any proposed service exceeding pre-approved cost levels requires specific pre-approval by the Audit Committee.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

  Audit Services

        The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters. In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide.

  Audit-related Services

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor.

  Tax Services

        The Audit Committee believes that the independent auditor can provide tax services to us, such as tax compliance, tax planning and tax advice without impairing the auditor's independence.

  All Other Services

        The Audit Committee may grant pre-approval to those permissible non-audit services classified as "all other services" that it believes would not impair the independence of the auditor.

  Pre-Approval of Fee Levels

        Pre-approval of fee levels for all services to be provided by the independent auditor are established periodically by the Audit Committee. Any proposed services exceeding these levels require specific pre-approval by the Audit Committee.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee is appointed by the Board of Directors and operates pursuant to a formal written charter that was amended and restated by the Board of Directors in February 2009. The Audit Committee charter provides that the Audit Committee shall have at least three directors, all of whom are independent as defined by the rules and regulations of the Securities and Exchange Commission and the rules of the NASDAQ Stock Market. The Board of Directors has determined that each of the members of the Audit Committee, Gen. Chain and Messrs. Evans, Gardner and Mathis, is independent. In addition, the Board of Directors has determined that Mr. Gardner is an "audit committee financial expert" as such term is defined by the rules and regulations of the Securities and Exchange Commission.

        The Audit Committee reviews the company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, internal controls and the quality and integrity of the reporting process. The company's independent auditors are responsible for conducting an audit, and based on that audit, expressing an opinion on the company's consolidated financial statements.

        In this context, the Audit Committee has reviewed the audited consolidated financial statements and the quarterly condensed consolidated financial statements for 2008, and has discussed the financial statements with management and Hein & Associates LLP, the company's independent registered public accounting firm. The Audit Committee has discussed with Hein & Associates LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received from Hein & Associates LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Hein & Associates LLP its independence from the company and its management. Additionally, the Audit Committee has selected Hein & Associates LLP for the audit of the 2009 financial statements.

        The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or its responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the company's independent auditors included in their report on the company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the company's financial statements has been carried out in accordance with generally accepted auditing standards or that the company's independent accountants are in fact "independent."

        Based on the Audit Committee's discussions with management and Hein & Associates LLP, the Audit Committee's review of the representations of management, and the report of Hein & Associates LLP, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2008.

                      Respectfully submitted,

                      Audit Committee

                      Dorsey R. Gardner, Chairman
                      John T. Chain, Jr.
                      Edward P. Evans
                      David B. Mathis

        Pursuant to SEC rules, the foregoing Audit Committee Report is not deemed "filed" with the SEC and is not incorporated by reference into our Annual Report on Form 10-K.

 STOCKHOLDER PROPOSALS AND ADVANCE NOTICE PROCEDURES

        In order for stockholder proposals to receive consideration for inclusion in our proxy statement for our annual meeting of stockholders to take place in 2010, such proposals must be written, must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission, and must be received at our offices at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas, 75039-3714, Attention: Secretary, by February 24, 2010.

        Our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals (other than through inclusion in the proxy statement) and nominations of individuals for election to the Board of Directors. In general, notice of a director nomination for an annual meeting must be received by us not less than 30 but not more than 60 days before the date of the meeting and must contain specified information and conform to certain requirements, as set forth in the Bylaws. We expect to hold our 2010 annual meeting on or about June 24, 2010. If you wish to submit a stockholder proposal at the annual meeting, other than through inclusion in the proxy statement, you must notify us prior to March 26, 2010. If you do not notify us of your proposal by that date, we will exercise our discretionary voting power on that proposal.

        In addition, if you submit a proposal outside of Rule 14a-8 of the Securities Exchange Act of 1934 for the 2010 annual meeting, and the proposal fails to comply with the advance notice procedure prescribed by our Bylaws, then our proxy or proxies may confer discretionary authority on the persons being appointed as proxies on behalf of management to vote on the proposal.

OTHER MATTERS

        The Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which includes financial statements, accompanies this proxy statement and is available free of charge for viewing or printing at www.edocumentview.com/TGIS. The Annual Report does not form a part of this proxy statement or the materials for the solicitation of proxies to be voted at the annual meeting.

        A copy of our Annual Report on Form 10-K will be furnished at no charge to each person to whom a proxy statement is delivered upon receipt of a written request of such person addressed to Thomas Group, Inc., 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714, telephone (972) 869-3400. We also will furnish our Annual Report on Form 10-K to any "beneficial owner" of such securities at no charge upon receipt of a written request, addressed to us, containing a good faith representation that, at the record date, such person was a beneficial owner of our securities entitled to vote at the annual meeting. Copies of any exhibit to the Annual Report on Form 10-K will be furnished upon the payment of a reasonable fee.

        Our Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the annual meeting. However, if any other proper items of business should come before the annual meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

        Information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

                      By Order of the Board of Directors,

                      EARLE STEINBERG
                       President and Chief Executive Officer

Irving, Texas
April 29, 2009

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 011XGA 1 U P X Annual Meeting Proxy Card Change of Address — Please print new address below. 01 - John T. Chain, Jr. 02 - Edward P. Evans 03 - Dorsey R. Gardner 04 - David B. Mathis 05 - Michael E. McGrath Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. 1. Proposal to elect five Directors, Nominees: For Against Abstain 2. Proposal to ratify the appointment of Hein & Associates LLP, independent registered public accounting firm, as the Company’s independent auditors for the fiscal year 2009. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy will be voted at the Annual Meeting or any adjournment or postponement thereof as specified. 01 02 03 04 05 Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on June 23, 2009. Vote by Internet Log on to the Internet and go to www.envisionreports.com/TGIS Follow the steps outlined on the secured website. Vote by telephone Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Earle Steinberg and Frank Tilley, and each of them with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Thomas Group, Inc. (the “Company”) to be held on Wednesday, June 24, 2009, at the principal executive offices of the Company, located at 5221 N. O’Connor Boulevard, Suite 500, Irving, Texas at 10:00 A.M., Central time, and any and all adjournments or postponements thereof, including (without limiting the generality of the foregoing) to vote and act as stated on the reverse side. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. You can access, view and download this year’s Annual Report on Form 10-K and Proxy Statement at www.edocumentview.com/TGIS. Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States. SEE REVERSE SIDE Proxy — THOMAS GROUP, INC. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.